Exhibit 99.2

COUSINS PROPERTIES INCORPORATED
Quarterly Information Package

For the Quarter Ended March 31, 2005

II.	Quarterly Supplemental Information

Net Income and Funds From Operations – Supplemental Detail

Same Property Growth

Development Pipeline

Consolidated Balance Sheets

Portfolio Listing

Top 25 Largest Tenants

Inventory of Land Held for Investment or Future Development

Inventory of Residential Lots Under Development Square Feet Expiring:

Office

Medical Office

Retail

Reconciliations of Non-GAAP Financial Measures

Discussion of Non-GAAP Financial Measures

Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Current Report on Form 8-K filed on December 10, 2003. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st

	NET INCOME AVAILABLE TO COMMON STOCKHOLDERS — (See Page 5)	70,815	47,872	238,803	10,842	45,707	224,739	118,454	399,742	5,525

	FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”) — (See Page 5)	108,122	113,366	124,965	26,995	25,266	29,336	27,281	108,878	16,287

	BASIC WEIGHTED AVERAGE COMMON SHARES	49,205	49,252	48,313	48,637	48,750	49,060	49,567	49,005	49,788
	DILUTED WEIGHTED AVERAGE COMMON SHARES	50,280	49,937	49,415	50,421	50,405	50,943	51,677	51,016	51,653

	NET INCOME PER COMMON SHARE — BASIC	1.44	0.97	4.94	0.22	0.94	4.58	2.39	8.16	0.11
	NET INCOME PER COMMON SHARE — DILUTED	1.41	0.96	4.83	0.22	0.91	4.41	2.29	7.84	0.11

	FFO PER COMMON SHARE — BASIC	2.20	2.30	2.59	0.56	0.52	0.60	0.55	2.22	0.33
	FFO PER COMMON SHARE — DILUTED	2.15	2.27	2.53	0.54	0.50	0.58	0.53	2.13	0.32

(A)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	6,073	12,988	14,507	739	1,687	9,098	7,734	19,258	2,207

	REGULAR COMMON DIVIDENDS	68,595	73,345	71,694	18,096	18,133	18,191	18,449	72,869	18,611
	SPECIAL COMMON DIVIDEND	—	—	100,544	—	—	—	356,493	356,493	—
	REGULAR COMMON DIVIDENDS PER SHARE	1.39	1.48	1.48	0.37	0.37	0.37	0.37	1.48	0.37
	SPECIAL COMMON DIVIDEND PER SHARE	—	—	2.07	—	—	—	7.15	7.15	—

	COMMON STOCK PRICE AT PERIOD END	24.36	24.70	30.60	32.79	32.95	34.31	30.27	30.27	25.87
	NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	49,425	48,386	48,835	48,996	49,095	49,740	50,092	50,092	50,324

	PREFERRED STOCK — SERIES A — PRICE AT PERIOD END	—	—	27.25	27.50	25.20	25.79	26.15	26.15	25.25
	NUMBER OF PREFERRED SHARES — SERIES A — OUTSTANDING AT PERIOD END	—	—	4,000	4,000	4,000	4,000	4,000	4,000	4,000

	PREFERRED STOCK — SERIES B — PRICE AT PERIOD END	—	—	—	—	—	—	25.00	25.00	25.00
	NUMBER OF PREFERRED SHARES — SERIES B — OUTSTANDING AT PERIOD END	—	—	—	—	—	—	4,000	4,000	4,000

	COMMON EQUITY MARKET CAPITALIZATION	1,203,993	1,195,134	1,494,351	1,606,579	1,617,680	1,706,579	1,516,285	1,516,285	1,301,882
	PREFERRED EQUITY MARKET CAPITALIZATION	—	—	109,000	110,000	100,800	103,160	204,600	204,600	201,000
(B)	ADJUSTED DEBT (1)	766,503	844,880	697,050	741,630	702,534	430,517	355,915	355,915	366,815

	TOTAL MARKET CAPITALIZATION	1,970,496	2,040,014	2,300,401	2,458,209	2,421,014	2,240,256	2,076,800	2,076,800	1,869,697

	ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	39%	41%	30%	30%	29%	19%	17%	17%	20%

(B)	RECOURSE DEBT (1)	154,018	160,443	20,697	57,555	101,269	50,365	50,238	50,238	60,911

	RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	8%	8%	1%	2%	4%	2%	2%	2%	3%

	COMMON EQUITY MARKET CAPITALIZATION	1,203,993	1,195,134	1,494,351	1,606,579	1,617,680	1,706,579	1,516,285	1,516,285	1,301,882
	PREFERRED EQUITY MARKET CAPITALIZATION	—	—	109,000	110,000	100,800	103,160	204,600	204,600	201,000
(B)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	861,188	935,646	783,638	827,172	786,931	513,792	438,050	438,050	447,791

	TOTAL MARKET CAPITALIZATION	2,065,181	2,130,780	2,386,989	2,543,751	2,505,411	2,323,531	2,158,935	2,158,935	1,950,673

	TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	42%	44%	33%	33%	31%	22%	20%	20%	23%

(C)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S) (1)	41,546	50,631	45,774	10,255	10,115	7,522	3,764	31,656	3,489
	FFO BEFORE INTEREST	149,668	163,997	170,739	37,250	35,381	36,858	31,045	140,534	19,776
	INTEREST EXPENSE COVERAGE RATIO	3.60	3.24	3.73	3.63	3.50	4.90	8.25	4.44	5.67

(D)	FIXED CHARGES (excluding preferred dividends)(1)	52,588	65,254	59,580	13,831	13,800	10,681	5,666	43,978	5,389
	FFO PLUS EXPENSED FIXED CHARGES (excluding preferred dividends)	150,293	164,848	171,338	37,340	35,518	37,003	31,178	141,039	19,932
	FIXED CHARGE COVERAGE RATIO (excluding preferred dividends)	2.86	2.53	2.88	2.70	2.57	3.46	5.50	3.21	3.70

(D)	FIXED CHARGES (including preferred dividends)(1)	52,588	65,254	62,938	15,769	15,737	12,618	7,896	52,020	9,202
	FFO PLUS EXPENSED FIXED CHARGES (including preferred dividends)	150,293	164,848	174,696	39,278	37,455	38,940	33,408	149,081	23,745
	FIXED CHARGE COVERAGE RATIO (including preferred dividends)	2.86	2.53	2.78	2.49	2.38	3.09	4.23	2.87	2.58

See Footnotes on Page 14	Page 1 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st

	CONSOLIDATED ENTITY FFO AND NET INCOME:

(E)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
	OFFICE:
	3100 WINDY HILL RD	2,688	2,693	2,988	746	748	752	728	2,974	734
	3301 WINDY RIDGE PARKWAY	1,122	1,517	1,555	389	430	429	411	1,659	404
	100 NORTH POINT CENTER EAST	0	0	73	212	241	281	276	1,010	277
	200 NORTH POINT CENTER EAST	0	0	23	102	97	95	123	417	48
	333 NORTH POINT CENTER EAST	2,410	2,447	1,448	214	216	302	304	1,036	321
	555 NORTH POINT CENTER EAST	2,603	2,546	2,238	1,908	275	228	177	2,588	346
	615 PEACHTREE STREET	1,930	1,987	1,922	440	464	264	247	1,415	273
	101 INDEPENDENCE CENTER	9,173	8,916	9,085	2,275	2,351	647	21	5,294	2
	LAKESHORE PARK PLAZA	1,351	1,113	1,231	351	382	374	352	1,459	426
	333 JOHN CARLYLE	3,259	3,535	3,952	856	460	(3)	3	1,316	0
	INFORUM	13,813	13,714	13,843	3,581	3,491	3,063	2,673	12,808	2,836
	600 UNIVERSITY PARK PLACE	1,631	1,757	1,871	457	460	457	423	1,797	431
	THE POINTS AT WATERVIEW	1,717	1,040	1,802	833	523	545	478	2,379	549
	ONE GEORGIA CENTER	3,822	3,438	2,943	736	332	363	(62)	1,369	(308)
	1900 DUKE STREET	2,245	2,698	2,932	742	390	(2)	(1)	1,129	0
	FROST BANK TOWER	0	0	0	21	711	1,172	1,582	3,486	1,311
	GALLERIA 75	0	0	0	124	245	277	253	899	206
	COLUMBUS BAZAAR	0	0	0	0	5	(43)	(86)	(124)	0
	505 & 511 PEACHTREE STREET	0	0	0	0	0	0	38	38	76

	SUBTOTAL	47,764	47,401	47,906	13,987	11,821	9,201	7,940	42,949	7,932

	MEDICAL OFFICE:
	ATHEROGENICS	1,114	1,134	1,181	303	306	307	306	1,222	308
	MERIDIAN MARK PLAZA	3,556	4,073	4,153	1,044	1,059	1,065	1,056	4,224	1,080

	SUBTOTAL	4,670	5,207	5,334	1,347	1,365	1,372	1,362	5,446	1,388

	RETAIL:
	GA 400 LAND LEASES	1,331	1,298	1,399	385	365	365	348	1,463	361
	COLONIAL PLAZA MARKETCENTER	746	0	0	0	0	0	0	0	0
	LAGUNA NIGUEL PROMENADE	0	0	0	0	0	0	0	0	0
	THE AVENUE EAST COBB	5,396	5,327	5,820	1,404	1,401	1,487	1,372	5,664	1,416
	THE AVENUE OF THE PENINSULA	2,522	4,284	4,572	1,001	1,193	968	1,051	4,213	1,158
	THE AVENUE PEACHTREE CITY	1,191	3,160	3,029	993	833	749	855	3,430	963
	THE AVENUE WEST COBB	0	0	655	882	953	1,068	1,032	3,935	1,105
	AVENUE VIERA	0	0	0	0	0	0	189	189	421
	HANOVER SQUARE SOUTH	0	0	0	0	0	0	0	0	(10)

	SUBTOTAL	11,186	14,069	15,475	4,665	4,745	4,637	4,847	18,894	5,414

	OTHER RENTAL OPERATIONS:
	OTHER	156	0	0	0	(1)	0	0	(1)	0

	SUBTOTAL	156	0	0	0	(1)	0	0	(1)	0

	TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	63,776	66,677	68,715	19,999	17,930	15,210	14,149	67,288	14,734

See Footnotes on Page 14	Page 2 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL

(in thousands, except per share amounts, percentages and ratios)

		2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st

(F)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES
	LESS RENTAL PROPERTY OPERATING EXPENSES (1):
	NORTHSIDE/ALPHARETTA I	1,641	1,819	1,606	386	411	463	79	1,339	(4)
	NORTHSIDE/ALPHARETTA II	2,335	2,255	2,160	579	592	605	216	1,992	(6)
	101 SECOND STREET	13,616	14,557	10,632	2,320	2,322	2,150	(22)	6,770	7
	55 SECOND STREET	0	12,724	27,073	1,652	1,950	1,495	(30)	5,067	2
	AT&T WIRELESS SERVICES HEADQUARTERS	5,732	5,718	2,828	0	0	0	0	0	0
	CERRITOS CORPORATE CENTER-PHASE II	1,415	2,322	1,128	0	0	0	0	0	0
	PRESIDENTIAL MARKETCENTER	3,451	3,731	2,396	0	0	0	0	0	0
	MIRA MESA MARKETCENTER	5,636	5,956	2,298	0	0	0	0	0	69
	PERIMETER EXPO	3,226	3,178	2,404	0	0	0	0	0	0
	SALEM ROAD STATION	556	505	0	0	0	0	0	0	0
	THE SHOPS OF LAKE TUSCALOOSA	0	0	18	132	145	151	142	570	0
	OTHER	100	94	98	22	0	0	0	22	0

	TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	37,708	52,859	52,641	5,091	5,420	4,864	385	15,760	68

	RESIDENTIAL LOT/TRACT FFO:

(H)	TRACT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	2,011	2,338	7,390	1,967	1,267	8,836	17,557	29,627	6,766
(H)	TRACT SALES NET OF COST OF SALES — JOINT VENTURES (1)	1,098	671	472	991	80	937	227	2,235	82

	TOTAL TRACT SALES NET OF COS	3,109	3,009	7,862	2,958	1,347	9,773	17,784	31,862	6,848

(H)	LOT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	772	1,622	2,803	1,398	1,188	1,122	985	4,693	492
(H)	LOT SALES NET OF COST OF SALES — JOINT VENTURES (1)	645	1,281	3,428	1,724	1,389	1,011	2,826	6,950	1,791

	TOTAL LOT SALES NET OF COS	1,417	2,903	6,231	3,122	2,577	2,133	3,811	11,643	2,283

(H)	INTEREST — JOINT VENTURE (1)	0	0	0	(20)	(37)	(39)	(39)	(135)	(38)
(H)	OTHER — JOINT VENTURE (1)	(23)	(3)	(156)	(38)	(7)	(43)	(132)	(220)	(86)

	TOTAL RESIDENTIAL LOT/TRACT FFO	4,503	5,909	13,937	6,022	3,880	11,824	21,424	43,150	9,007

	DEVELOPMENT INCOME	6,179	4,625	2,870	512	1,045	624	1,129	3,310	497

	MANAGEMENT FEES	7,966	9,313	8,519	2,074	2,140	2,242	2,248	8,704	2,307

	LEASING & OTHER FEES	5,344	4,297	6,991	643	782	1,518	1,520	4,463	1,048

	INTEREST INCOME & OTHER:
	GNMAs	5	13	4	0	0	1	2	3	1
	OTHER INTEREST AND OTHER MISCELLANEOUS	526	254	755	448	107	1,093	877	2,525	304
	650 MASS AVE NOTES	4,126	4,126	3,181	0	0	0	0	0	0
	CHARLOTTE GATEWAY VILLAGE, LLC NOTE	1,404	0	0	0	0	0	0	0	0

	TOTAL INTEREST INCOME	6,061	4,393	3,940	448	107	1,094	879	2,528	305

	GENERAL & ADMINISTRATIVE EXPENSES	(27,010)	(27,670)	(29,606)	(7,983)	(8,605)	(8,431)	(8,683)	(33,702)	(8,676)

	STOCK APPRECIATION RIGHT EXPENSE	276	(29)	0	0	0	0	0	0	0

See Footnotes on Page 14	Page 3 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL

(in thousands, except per share amounts, percentages and ratios)

		2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st

	INTEREST EXPENSE CONSOLIDATED:
	CREDIT FACILITY — FLOATING @ LIBOR + 1.05% to 1.70%	(9,910)	(4,738)	(3,320)	(472)	(753)	(106)	0	(1,331)	0
	CREDIT FACILITY — FLOATING @ LIBOR + .90% to 1.50%	0	0	0	0	0	(356)	(408)	(764)	(452)
	NOTE PAYABLE, UNSECURED - 8.04%	0	0	(598)	(489)	(466)	(466)	(461)	(1,882)	(458)
	PERIMETER EXPO DEBT - 8.04%	(1,662)	(1,637)	(1,087)	0	0	0	0	0	0
	650 MASS AVE DEBT - 6.53%	0	0	0	0	0	0	0	0	0
	BANK OF AMERICA PLAZA FINANCING - 6.677%	(4,583)	(868)	0	0	0	0	0	0	0
	BANK OF AMERICA PLAZA FINANCING - 6.9575%	0	(8,974)	(10,718)	(2,605)	(2,592)	(2,610)	(2,599)	(10,406)	(2,532)
	101 INDEPENDENCE CENTER DEBT - 8.22%	(3,827)	(3,755)	(3,673)	(905)	(899)	(269)	0	(2,073)	0
	LAKESHORE PARK PLAZA DEBT - 6.78%	(710)	(696)	(682)	(168)	(167)	(166)	(165)	(666)	(164)
	MERIDIAN MARK PLAZA DEBT - 8.27%	(2,118)	(2,097)	(2,074)	(515)	(513)	(511)	(509)	(2,048)	(507)
	1900 DUKE STREET & 333 JOHN CARLYLE DEBT - 7%	(579)	(3,456)	(3,419)	(849)	(440)	0	0	(1,289)	0
	100 NORTH POINT CENTER EAST DEBT - 7.86%	0	0	(79)	(232)	(232)	(233)	(235)	(932)	(230)
	200 NORTH POINT CENTER EAST DEBT - 7.86%	0	0	(70)	(205)	(205)	(209)	(207)	(826)	(204)
	333 & 555 NORTH POINT CENTER DEBT - 7%	(384)	(2,282)	(2,246)	(556)	(553)	(550)	(548)	(2,207)	(545)
	THE AVENUE EAST COBB DEBT - 8.39%	(3,277)	(3,250)	(3,220)	(800)	(798)	(796)	(794)	(3,188)	(792)
	600 UNIVERSITY PARK DEBT - 7.38%	(492)	(1,042)	(1,032)	(256)	(255)	(255)	(254)	(1,020)	(254)
	CEDAR GROVE LAKES DEBT - 8%	0	(148)	0	0	0	0	0	0	0
	CALLAWAY GARDENS DEBT - 6%	0	(13)	14	0	0	0	0	0	0
	OTHER	(22)	(19)	(55)	(7)	(4)	(4)	(4)	(19)	(3)
	CAPITALIZED	9,712	5,934	9,683	3,340	3,433	3,778	3,477	14,028	3,360

	TOTAL INTEREST EXPENSE CONSOLIDATED	(17,852)	(27,041)	(22,576)	(4,719)	(4,444)	(2,753)	(2,707)	(14,623)	(2,781)

	LOSS ON EXTINGUISHMENT OF DEBT	0	(3,501)	0	0	0	0	0	0	0

	OTHER EXPENSES — CONTINUING OPERATIONS:
	PROPERTY TAXES	(619)	(675)	(768)	(166)	(222)	(124)	(152)	(664)	(119)
	MINORITY INTEREST EXPENSE	(1,553)	(1,589)	(1,613)	(398)	(397)	(401)	(221)	(1,417)	(392)
	PREDEVELOPMENT & OTHER	(708)	(1,558)	(1,677)	(226)	(305)	(453)	(300)	(1,284)	77

	TOTAL OTHER EXPENSES	(2,880)	(3,822)	(4,058)	(790)	(924)	(978)	(673)	(3,365)	(434)

(F)	OTHER EXPENSES — DISCONTINUED OPERATIONS:
	INTEREST EXPENSE	(9,758)	(10,382)	(9,459)	(2,017)	(2,011)	(1,780)	(62)	(5,870)	0
	MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	(605)	(605)	0
	MINORITY INTEREST EXPENSE	(2,063)	(1,710)	(624)	0	0	0	0	0	0

	TOTAL OTHER EXPENSES — DISCONTINUED OPERATIONS	(11,821)	(12,092)	(10,083)	(2,017)	(2,011)	(1,780)	(667)	(6,475)	0

	INCOME TAX (PROVISION)/BENEFIT:
	CONTINUING OPERATIONS	691	(1,526)	(2,596)	(836)	(17)	(713)	(1,178)	(2,744)	(852)
(F)	DISCONTINUED OPERATIONS (1)	(136)	(139)	0	0	0	0	0	0	0

	TOTAL INCOME TAX (PROVISION)/BENEFIT	555	(1,665)	(2,596)	(836)	(17)	(713)	(1,178)	(2,744)	(852)

	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS (1):
(I)	CONSOLIDATED	(2,166)	(2,148)	(2,511)	(635)	(700)	(659)	(658)	(2,652)	(678)
	TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,166)	(2,148)	(2,511)	(635)	(700)	(659)	(658)	(2,652)	(678)

(I)	MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)	(95)	0	0	0	0	0	0	0	0

See Footnotes on Page 14	Page 4 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2001	2002	2003	20041st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st

(G)	JOINT VENTURE FFO (EXCLUDING TEMCO & CL REALTY) (1):
	WILDWOOD ASSOCIATES	9,724	10,870	10,051	2,105	2,374	2,216	(1,798)	4,897	(18)
	WILDWOOD ASSOCIATES — IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	(551)	0	0	0	0	0	0
	CP VENTURE TWO LLC	2,435	2,274	2,080	520	530	536	484	2,070	442
	CP VENTURE TWO LLC — IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	(985)	0	0	0	(209)	(209)	0
	COUSINS LORET VENTURE, L.L.C.	3,798	3,653	3,242	869	904	299	(8)	2,064	0
	CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)	1,038	1,120	1,203	333	290	335	(1,259)	(301)	1
	BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)	279	350	365	73	112	88	134	407	115
	TEN PEACHTREE PLACE ASSOCIATES	277	(488)	1,539	482	349	353	349	1,533	348
	CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	14,614	15,368	15,789	3,904	3,891	3,796	3,690	15,281	3,666
	285 VENTURE, LLC (1155 PERIMETER CENTER WEST)	3,878	3,998	3,102	445	2,587	231	229	3,492	257
	CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)	756	3,180	3,412	856	904	706	(1)	2,465	2
	CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	620	1,208	1,208	302	302	302	302	1,208	302
	CRAWFORD LONG — CPI, LLC	0	1,728	1,685	311	357	349	430	1,447	440
	OTHER	158	0	0	924	0	0	0	924	0

	TOTAL SHARE OF JOINT VENTURE FFO	37,577	43,261	42,140	11,124	12,600	9,211	2,343	35,278	5,555

	PREFERRED STOCK DIVIDENDS	0	0	(3,358)	(1,938)	(1,937)	(1,937)	(2,230)	(8,042)	(3,813)

	FFO AVAILABLE TO COMMON STOCKHOLDERS	108,122	113,366	124,965	26,995	25,266	29,336	27,281	108,878	16,287

	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
	CONTINUING OPERATIONS	23,496	6,254	100,558	2,066	36,500	50,082	29,408	118,056	6,827
(H)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(2,011)	(2,143)	(7,270)	(1,967)	(1,267)	(8,836)	(17,557)	(29,627)	(6,766)
	DISCONTINUED OPERATIONS	0	1,174	93,459	648	0	67,291	13,988	81,927	37
	SHARE OF UNCONSOLIDATED JOINT VENTURES	0	0	0	0	0	99,300	76,965	176,265	348

	TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	21,485	5,285	186,747	747	35,233	207,837	102,804	346,621	446

	DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
(I)	CONSOLIDATED	(30,624)	(34,154)	(36,966)	(9,857)	(8,084)	(7,676)	(8,962)	(34,579)	(8,731)
(I)	MINORITY INTEREST SHARE	95	0	0	0	0	0	0	0	0
(F,I)	DISCONTINUED OPERATIONS	(11,862)	(18,085)	(14,678)	(2,318)	(1,879)	(1,057)	(44)	(5,298)	0
(G,I)	SHARE OF UNCONSOLIDATED JOINT VENTURES	(16,400)	(18,540)	(21,265)	(4,725)	(4,829)	(3,701)	(2,625)	(15,880)	(2,477)

	TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(58,791)	(70,779)	(72,909)	(16,900)	(14,792)	(12,434)	(11,631)	(55,757)	(11,208)

	NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	70,815	47,872	238,803	10,842	45,707	224,739	118,454	399,742	5,525

See Footnotes on Page 14	Page 5 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st

WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY	10,803	11,182	8,462	2,197	2,254	2,268	411	7,130	2
2500 WINDY RIDGE PARKWAY	5,037	4,992	4,673	1,069	1,183	921	(9)	3,164	0
3200 WINDY HILL ROAD (WILDWOOD PLAZA)	11,462	12,217	13,181	2,571	2,847	2,939	504	8,861	(10)
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)	3,458	3,803	3,851	960	962	843	(1)	2,764	0
4200 WILDWOOD PARKWAY (GE)	4,711	4,853	4,690	1,193	1,194	1,048	(1)	3,434	0
BANK/RESTAURANT GROUND LEASES	1,161	1,081	1,287	326	336	321	58	1,041	14

	36,632	38,128	36,144	8,316	8,776	8,340	962	26,394	6

INTEREST EXPENSE:
2300 DEBT - 7.56%	(4,754)	(4,546)	(4,359)	(1,064)	(1,054)	(1,042)	(222)	(3,382)	0
2500 DEBT - 7.45%	(1,708)	(1,642)	(1,571)	(381)	(376)	(348)	0	(1,105)	0
3200 DEBT - 8.23%	(5,524)	(5,389)	(5,218)	(1,275)	(1,263)	(1,252)	(266)	(4,056)	0
4100/4300 DEBT - 7.65%	(2,150)	(2,097)	(2,030)	(493)	(489)	(431)	0	(1,413)	0
4200 DEBT - 6.78%	(2,877)	(2,812)	(2,737)	(665)	(659)	(574)	0	(1,898)	0
LINE OF CREDIT — FLOATING @ LIBOR + .75%	0	0	0	0	0	0	0	0	0
INTEREST CAPITALIZED	0	0	0	0	0	0	0	0	0

	(17,014)	(16,486)	(15,915)	(3,878)	(3,841)	(3,647)	(488)	(11,854)	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	(3,843)	(3,843)	0
OTHER, NET	(169)	96	478	(102)	(41)	(110)	(12)	(265)	(43)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(45)	(8)	(10)	(9)	(3)	(30)	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	(1,101)	0	0	0	0	0	0

FUNDS FROM OPERATIONS	19,449	21,738	19,561	4,328	4,884	4,574	(3,384)	10,402	(37)

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(9,003)	(9,022)	(9,364)	(2,151)	(2,197)	(2,037)	(13)	(6,398)	(9)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	84,008	116,827	200,835	0

NET INCOME	10,446	12,716	10,197	2,177	2,687	86,545	113,430	204,839	(46)

COUSINS’ SHARE OF WILDWOOD ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	18,316	19,065	17,796	4,099	4,321	4,100	375	12,895	3
INTEREST EXPENSE	(8,507)	(8,243)	(7,960)	(1,939)	(1,921)	(1,824)	(244)	(5,928)	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	(1,922)	(1,922)	0
OTHER, NET	(85)	48	238	(51)	(21)	(55)	(6)	(133)	(21)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(23)	(4)	(5)	(5)	(1)	(15)	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	(551)	0	0	0	0	0	0

FUNDS FROM OPERATIONS	9,724	10,870	9,500	2,105	2,374	2,216	(1,798)	4,897	(18)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,502)	(4,512)	(4,682)	(1,076)	(1,097)	(1,012)	(6)	(3,191)	(4)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	41,577	57,783	99,360	0

NET INCOME	5,222	6,358	4,818	1,029	1,277	42,781	55,979	101,066	(22)

See Footnotes on Page 14	Page 6 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st

CP VENTURE TWO LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE:
FIRST UNION TOWER	4,855	4,021	2,944	733	664	691	571	2,659	2
GRANDVIEW II	2,192	2,288	2,359	606	609	613	572	2,400	444
100 NORTH POINT CENTER EAST	2,213	1,456	1,239	6	1	0	0	7	0
200 NORTH POINT CENTER EAST	1,703	1,047	484	10	3	0	0	13	0

SUBTOTAL OFFICE	10,963	8,812	7,026	1,355	1,277	1,304	1,143	5,079	446

MEDICAL OFFICE:
PRESBYTERIAN MEDICAL PLAZA	902	912	938	240	235	234	257	966	247

RETAIL:
NORTH POINT MARKETCENTER	5,011	4,982	5,156	1,249	1,359	1,345	1,189	5,142	1,459
MANSELL CROSSING II	1,141	1,533	1,190	310	319	313	285	1,227	314
GREENBRIER MARKETCENTER	4,533	4,687	4,519	1,143	1,119	1,194	1,057	4,513	1,149
LOS ALTOS MARKETCENTER	2,797	2,974	2,976	753	849	807	692	3,101	774

SUBTOTAL RETAIL	13,482	14,176	13,841	3,455	3,646	3,659	3,223	13,983	3,696

TOTAL REVENUES LESS OPERATING EXPENSES	25,347	23,900	21,805	5,050	5,158	5,197	4,623	20,028	4,389

OTHER, NET	1	(52)	(71)	(19)	(52)	0	0	(71)	(56)

INTEREST EXPENSE:
NORTH POINT MARKETCENTER - 8.50%	(2,323)	(2,264)	(2,216)	(546)	(541)	(538)	(534)	(2,159)	(530)
100 & 200 NORTH POINT CENTER EAST - 7.86%	(1,853)	(1,815)	(1,628)	0				0	0

TOTAL INTEREST EXPENSE	(4,176)	(4,079)	(3,844)	(546)	(541)	(538)	(534)	(2,159)	(530)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	(8,567)	0	0	0	(1,535)	(1,535)	0

FUNDS FROM OPERATIONS	21,172	19,769	9,323	4,485	4,565	4,659	2,554	16,263	3,803

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(12,383)	(10,639)	(9,727)	(1,926)	(1,923)	(1,920)	(1,648)	(7,417)	(1,497)

NET INCOME	8,789	9,130	(404)	2,559	2,642	2,739	906	8,846	2,306

COUSINS’ SHARE OF CP VENTURE TWO (2):	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

REVENUES LESS OPERATING EXPENSES	2,915	2,749	2,530	583	592	597	546	2,318	510
INTEREST EXPENSE	(480)	(470)	(442)	(63)	(62)	(61)	(62)	(248)	(61)
OTHER, NET	0	(5)	(8)	0	0	0	0	0	(7)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	(985)	0	0	0	(209)	(209)	0

FUNDS FROM OPERATIONS	2,435	2,274	1,095	520	530	536	275	1,861	442
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,424)	(1,223)	(1,119)	(222)	(220)	(221)	(189)	(852)	(172)

NET INCOME	1,011	1,051	(24)	298	310	315	86	1,009	270

See Footnotes on Page 14	Page 7 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st

COUSINS LORET VENTURE, L.L.C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK	5,093	4,446	3,771	1,029	1,075	357	(7)	2,454	0
THE PINNACLE	9,652	9,986	9,751	2,455	2,469	841	(9)	5,756	0

TOTAL REVENUES LESS OPERATING EXPENSES	14,745	14,432	13,522	3,484	3,544	1,198	(16)	8,210	0

INTEREST EXPENSE	(7,192)	(7,109)	(7,022)	(1,741)	(1,735)	(596)	0	(4,072)	0
CAPITALIZED INTEREST	0	0	0	0	0	0	0	0	0
OTHER, NET	46	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(4)	(17)	(16)	(4)	(4)	(1)	0	(9)	0

FUNDS FROM OPERATIONS	7,595	7,306	6,484	1,739	1,805	601	(16)	4,129	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,703)	(8,680)	(6,790)	(1,867)	(1,872)	(44)	0	(3,783)	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	89,919	3	89,922	0

NET INCOME	(108)	(1,374)	(306)	(128)	(67)	90,476	(13)	90,268	0

COUSINS SHARE OF COUSINS LORET (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	7,373	7,217	6,761	1,742	1,774	598	(8)	4,106	0
INTEREST EXPENSE	(3,596)	(3,555)	(3,511)	(871)	(868)	(298)	0	(2,037)	0
OTHER, NET	23	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(2)	(9)	(8)	(2)	(2)	(1)	0	(5)	0

FUNDS FROM OPERATIONS	3,798	3,653	3,242	869	904	299	(8)	2,064	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,852)	(4,383)	(3,395)	(933)	(936)	(20)	0	(1,889)	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	45,364	(24)	45,340	0

NET INCOME	(54)	(730)	(153)	(64)	(32)	45,643	(32)	45,515	0

CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,571	3,661	3,747	988	972	980	215	3,155	0
INTEREST - 7.0%	(1,493)	(1,420)	(1,341)	(323)	(316)	(310)	(76)	(1,025)	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	(2,657)	(2,657)	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(1)	0	(2)	0	0	(1)	0	(1)	0

FUNDS FROM OPERATIONS	2,077	2,241	2,404	665	656	669	(2,518)	(528)	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,125)	(1,126)	(1,125)	(281)	(282)	(281)	0	(844)	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	38,917	38,917	696

NET INCOME	952	1,115	1,279	384	374	388	36,399	37,545	696

COUSINS SHARE OF CC-JM II (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,786	1,831	1,874	494	448	490	108	1,540	1
INTEREST EXPENSE	(747)	(711)	(671)	(161)	(158)	(155)	(39)	(513)	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	(1,328)	(1,328)	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(1)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,038	1,120	1,203	333	290	335	(1,259)	(301)	1
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(575)	(575)	(576)	(144)	(144)	(144)	(3)	(435)	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	19,212	19,212	348

NET INCOME	463	545	627	189	146	191	17,950	18,476	349

See Footnotes on Page 14	Page 8 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st

BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	558	696	727	146	224	176	269	815	230
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	558	696	727	146	224	176	269	815	230

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(691)	(829)	(547)	(171)	(171)	(170)	(174)	(686)	(125)

NET INCOME	(133)	(133)	180	(25)	53	6	95	129	105

COUSINS SHARE OF BRAD COUS GOLF VENTURE (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	279	350	365	73	112	88	134	407	115
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	279	350	365	73	112	88	134	407	115
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(346)	(415)	(274)	(86)	(86)	(85)	(86)	(343)	(62)

NET INCOME	(67)	(65)	91	(13)	26	3	48	64	53

TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	2,569	(518)	3,324	1,078	1,114	1,119	1,111	4,422	1,107
INTEREST - 5.39%	(1,234)	(457)	(246)	(115)	(414)	(414)	(413)	(1,356)	(411)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(11)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,324	(975)	3,078	963	700	705	698	3,066	696

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(588)	(727)	(2,016)	(571)	(569)	(569)	(569)	(2,278)	(569)

NET INCOME	736	(1,702)	1,062	392	131	136	129	788	127

COUSINS SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	885	(259)	1,662	539	556	560	556	2,211	554
INTEREST EXPENSE	(606)	(229)	(123)	(57)	(207)	(207)	(207)	(678)	(206)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(2)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	277	(488)	1,539	482	349	353	349	1,533	348
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(134)	(365)	(1,007)	(286)	(285)	(280)	(283)	(1,134)	(282)

NET INCOME	143	(853)	532	196	64	73	66	399	66

See Footnotes on Page 14	Page 9 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st

CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	29,227	30,735	31,577	7,813	7,789	7,602	7,389	30,593	7,339
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(6)	(8)	(10)	(10)	(34)	(8)

FUNDS FROM OPERATIONS	29,227	30,735	31,577	7,807	7,781	7,592	7,379	30,559	7,331

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,653)	(7,654)	(7,616)	(1,900)	(1,866)	(1,837)	(1,837)	(7,440)	(1,940)

NET INCOME	21,574	23,081	23,961	5,907	5,915	5,755	5,542	23,119	5,391

COUSINS SHARE OF CSC ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	14,614	15,368	15,789	3,907	3,895	3,801	3,695	15,298	3,670
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(3)	(4)	(5)	(5)	(17)	(4)

FUNDS FROM OPERATIONS	14,614	15,368	15,789	3,904	3,891	3,796	3,690	15,281	3,666
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,903)	(3,904)	(3,885)	(969)	(952)	(937)	(937)	(3,795)	(989)

NET INCOME	10,711	11,464	11,904	2,935	2,939	2,859	2,753	11,486	2,677

285 VENTURE, LLC (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	7,756	7,994	6,202	891	5,176	(94)	458	6,431	514
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	7,756	7,994	6,202	891	5,176	(94)	458	6,431	514

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,224)	(2,211)	(7,558)	(702)	(837)	(920)	(1,362)	(3,821)	(949)

NET INCOME	5,532	5,783	(1,356)	189	4,339	(1,014)	(904)	2,610	(435)

COUSINS SHARE OF 285 VENTURE (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,878	3,998	3,102	445	2,587	231	229	3,492	257
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,878	3,998	3,102	445	2,587	231	229	3,492	257
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,282)	(1,274)	(3,947)	(393)	(460)	(502)	(722)	(2,077)	(517)

NET INCOME	2,596	2,724	(845)	52	2,127	(271)	(493)	1,415	(260)

See Footnotes on Page 14	Page 10 of 14

COUSINS PROPERTIES INCORPORATED

NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st

CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	1,512	6,357	6,828	1,714	1,755	1,413	(1)	4,881	3
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(3)	(1)	5	0	0	4	0

FUNDS FROM OPERATIONS	1,512	6,357	6,825	1,713	1,760	1,413	(1)	4,885	3

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(738)	(1,949)	(1,914)	(493)	(539)	(248)	0	(1,280)	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	27,183	(13)	27,170	0

NET INCOME	774	4,408	4,911	1,220	1,221	28,348	(14)	30,775	3

COUSINS SHARE OF CPI/FSP I (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	756	3,180	3,415	857	901	706	(1)	2,463	2
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(3)	(1)	3	0	0	2	0

FUNDS FROM OPERATIONS	756	3,180	3,412	856	904	706	(1)	2,465	2
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(382)	(1,062)	(1,044)	(268)	(291)	(132)	0	(691)	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	12,359	(6)	12,353	0

NET INCOME	374	2,118	2,368	588	613	12,933	(7)	14,127	2

CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	10,763	21,126	21,023	5,248	5,246	5,245	5,258	20,997	5,254
INTEREST	(6,280)	(12,030)	(11,513)	(2,793)	(2,758)	(2,723)	(2,687)	(10,961)	(2,650)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	4,483	9,096	9,510	2,455	2,488	2,522	2,571	10,036	2,604

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,715)	(5,928)	(6,037)	(1,522)	(1,530)	(1,537)	(1,541)	(6,130)	(1,546)

NET INCOME	(232)	3,168	3,473	933	958	985	1,030	3,906	1,058

COUSINS SHARE OF GATEWAY VILLAGE (2) (3):

REVENUES LESS OPERATING EXPENSES	620	1,208	1,208	302	302	302	302	1,208	302
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	620	1,208	1,208	302	302	302	302	1,208	302
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(25)	(32)	(8)	(8)	(8)	(8)	(32)	(8)

NET INCOME	620	1,183	1,176	294	294	294	294	1,176	294

See Footnotes on Page 14	Page 11 of 14

COUSINS PROPERTIES INCORPORATED

NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st

CRAWFORD LONG — CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	3,454	5,431	1,438	1,527	1,507	1,667	6,139	1,686
INTEREST - 5.9%	0	0	(2,062)	(815)	(813)	(810)	(808)	(3,246)	(805)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	3,454	3,369	623	714	697	859	2,893	881

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(1,530)	(2,507)	(632)	(638)	(659)	(669)	(2,598)	(691)

NET INCOME	0	1,924	862	(9)	76	38	190	295	190

COUSINS SHARE OF CRAWFORD LONG - CPI (2):		50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	1,728	2,717	719	764	754	834	3,071	843
INTEREST EXPENSE	0	0	(1,032)	(408)	(407)	(405)	(404)	(1,624)	(403)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	1,728	1,685	311	357	349	430	1,447	440
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(802)	(1,306)	(329)	(332)	(343)	(348)	(1,352)	(358)

NET INCOME	0	926	379	(18)	25	6	82	95	82

OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	0	0	0	0	0	0	0
OTHER, NET	453	0	0	1,848	0	0	0	1,848	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(64)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	389	0	0	1,848	0	0	0	1,848	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	389	0	0	1,848	0	0	0	1,848	0

COUSINS SHARE OF OTHER (2):
REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
OTHER, NET	206	0	0	924	0	0	0	924	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(48)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	158	0	0	924	0	0	0	924	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	158	0	0	924	0	0	0	924	0

See Footnotes on Page 14	Page 12 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	20051st

COUSINS SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	1,743	1,952	3,199	2,105	781	1,383	1,062	5,331	706
INTEREST EXPENSE	0	0	0	(20)	(37)	(39)	(39)	(135)	(38)
OTHER, NET	(23)	(3)	(62)	24	35	9	(69)	(1)	(23)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	(1)

FUNDS FROM OPERATIONS	1,720	1,949	3,137	2,109	779	1,353	954	5,195	644
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	(11)	(17)	(17)	(43)	(88)	(29)

NET INCOME	1,720	1,949	3,137	2,098	762	1,336	911	5,107	615

COUSINS SHARE OF CL REALTY, LLC (2):			50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	0	0	701	610	606	381	1,859	3,456	976
OTHER, NET	0	0	(94)	(62)	(42)	(52)	(63)	(219)	92

FUNDS FROM OPERATIONS	0	0	607	548	564	329	1,796	3,237	1,068

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	607	548	564	329	1,796	3,237	1,068

COUSINS SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):			50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	0	0	0	0	82	184	132	398	192
OTHER, NET	0	0	0	0	0	0	0	0	23

FUNDS FROM OPERATIONS	0	0	0	0	82	184	132	398	215
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	82	184	132	398	215

COUSINS SHARE OF VERDE GROUP, LLC (2):									7.8%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	0	0	0	0	0	0	(178)

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	(178)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	(56)

NET INCOME	0	0	0	0	0	0	0	0	(234)

See Footnotes on Page 14	Page 13 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

     FOOTNOTES

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 5 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

See Footnotes on Page 14	Page 14 of 14

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH

	First Quarter 2005 vs			First Quarter
	Fourth Quarter 2004			2005 vs 2004
	Office	Retail	Total	Office	Retail	Total
Adjusted Rental Property Revenues (1)	1.4%	4.4%	2.2%	-8.2%	7.8%	-5.2%
Rental Property Operating Expenses	0.3%	-1.9%	-0.2%	2.1%	9.3%	3.4%
Adjusted Rental Property Revenues less Operating Expenses	2.1%	7.2%	3.5%	-13.5%	7.2%	-9.4%

Cash Basis Rental Property Revenues (2)	0.9%	3.1%	1.4%	-9.3%	6.1%	-6.4%
Rental Property Operating Expenses	0.3%	-1.9%	-0.2%	2.1%	9.3%	3.4%
Cash Basis Rental Property Revenues less Operating Expenses	1.2%	5.2%	2.3%	-15.1%	4.7%	-11.2%

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
First Quarter 2005 Compared to Fourth Quarter 2004
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	4q 2004	1q 2005	% Change	4q 2004	1q 2005	% Change	4q 2004	1q 2005	% Change	4q 2004	1q 2005	4q 2004	1q 2005

RENTAL PROPERTY REVENUES	$21,424	$21,721		$6,920	$7,298		$28,344	$29,019		$4,561	$3,896	$32,905	$32,915
Less: LEASE TERMINATION FEES	235	232		18	90		253	322		4	0	257	322
INTER-COMPANY ACTIVITIES	0	0		0	0		0	0		0	0	0	0

ADJUSTED RENTAL PROPERTY REVENUES (1)	21,189	21,489	1.4%	6,902	7,208	4.4%	28,091	28,697	2.2%	4,557	3,896	32,648	32,593
RENTAL PROPERTY OPERATING EXPENSES	8,062	8,083	0.3%	2,102	2,063	-1.9%	10,164	10,146	-0.2%	1,437	1,710	11,601	11,856

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$13,127	$13,406	2.1%	$4,800	$5,145	7.2%	$17,927	$18,551	3.5%	$3,120	$2,186	$21,047	$20,737

ADJUSTED RENTAL PROPERTY REVENUES (1)	$21,189	$21,489		$6,902	$7,208		$28,091	$28,697		$4,557	$3,896	$32,648	$32,593
Less: STRAIGHT-LINE RENTS	176	288		3	97		179	385		520	541	699	926
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(205)	(201)		0	0		(205)	(201)		0	0	(205)	(201)

CASH BASIS RENTAL PROPERTY REVENUES (2)	21,218	21,402	0.9%	6,899	7,111	3.1%	28,117	28,513	1.4%	4,037	3,355	32,154	31,868
RENTAL PROPERTY OPERATING EXPENSES	8,062	8,083	0.3%	2,102	2,063	-1.9%	10,164	10,146	-0.2%	1,437	1,710	11,601	11,856

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$13,156	$13,319	1.2%	$4,797	$5,048	5.2%	$17,953	$18,367	2.3%	$2,600	$1,645	$20,553	$20,012

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$21,424	$21,721		$6,920	$7,298		$28,344	$29,019		$4,561	$3,896	$32,905	$32,915
RENTAL PROPERTY OPERATING EXPENSES	8,062	8,083		2,102	2,063		10,164	10,146		1,437	1,710	11,601	11,856

	$13,362	$13,638		$4,818	$5,235		$18,180	$18,873		$3,124	$2,186	$21,304	$21,059

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)												$14,149	$14,734
DISCONTINUED OPERATIONS (4)												385	68
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)												6,770	6,257

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$21,304	$21,059

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
First Quarter 2005 Compared to First Quarter 2004
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	1q 2004	1q 2005	% Change	1q 2004	1q 2005	% Change	1q 2004	1q 2005	% Change	1q 2004	1q 2005	1q 2004	1q 2005

RENTAL PROPERTY REVENUES	$25,092	$21,362		$5,507	$5,867		$30,599	$27,229		$26,115	$5,686	$56,714	$32,915
Less: LEASE TERMINATION FEES	2,072	232		139	80		2,211	312		31	10	2,242	322
INTER-COMPANY ACTIVITIES	0	0		0	0		0	0		(59)	0	(59)	0

ADJUSTED RENTAL PROPERTY REVENUES (1)	23,020	21,130	-8.2%	5,368	5,787	7.8%	28,388	26,917	-5.2%	26,143	5,676	54,531	32,593
RENTAL PROPERTY OPERATING EXPENSES	7,766	7,930	2.1%	1,634	1,786	9.3%	9,400	9,716	3.4%	8,464	2,140	17,864	11,856

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$15,254	$13,200	-13.5%	$3,734	$4,001	7.2%	$18,988	$17,201	-9.4%	$17,679	$3,536	$36,667	$20,737

ADJUSTED RENTAL PROPERTY REVENUES (1)	$23,020	$21,130		$5,368	$5,787		$28,388	$26,917		$26,143	$5,676	$54,531	$32,593
Less: STRAIGHT-LINE RENTS	13	278		0	92		13	370		558	556	571	926
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(174)	(170)		0	0		(174)	(170)		(13)	(31)	(187)	(201)

CASH BASIS RENTAL PROPERTY REVENUES (2)	23,181	21,022	-9.3%	5,368	5,695	6.1%	28,549	26,717	-6.4%	25,598	5,151	54,147	31,868
RENTAL PROPERTY OPERATING EXPENSES	7,766	7,930	2.1%	1,634	1,786	9.3%	9,400	9,716	3.4%	8,464	2,140	17,864	11,856

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$15,415	$13,092	-15.1%	$3,734	$3,909	4.7%	$19,149	$17,001	-11.2%	$17,134	$3,011	$36,283	$20,012

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$25,092	$21,362		$5,507	$5,867		$30,599	$27,229		$26,115	$5,686	$56,714	$32,915
RENTAL PROPERTY OPERATING EXPENSES	7,766	7,930		1,634	1,786		9,400	9,716		8,464	2,140	17,864	11,856

	$17,326	$13,432		$3,873	$4,081		$21,199	$17,513		$17,651	$3,546	$38,850	$21,059

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)												$19,999	$14,734
DISCONTINUED OPERATIONS (4)												5,091	68
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)												13,760	6,257

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$38,850	$21,059

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of March 31, 2005
($ in thousands)

								Actual or
	Company	Leased				Cousins'	Cousins'	Projected Dates
	Owned	GLA (%)	Venture	Cousins'	Approximate	Share of	Investment	for Completion and
Project	GLA	(fully executed)	Partner	Ownership %	Total Cost	Total Costs	@ 3/31/05	Fully Operational/Sold
OFFICE & MEDICAL OFFICE
Inhibitex (Atlanta, GA)	51,000	100%	N/A	100%	$6,800	$6,800	$6,387	const. — 2Q-05 fully operational 2Q-05

TOTAL OFFICE & MEDICAL OFFICE	51,000				6,800	6,800	6,387

CONDOMINIUMS
905 Juniper (Atlanta, GA)	117 units	N/A (2)	Gellerstedt Development	72%	29,400	22,700	6,200	const. — 1Q-06 fully sold 4Q-06

TOTAL CONDOMINIUMS	117 units				29,400	22,700	6,200

RETAIL
The Avenue Viera (3) (Viera, FL)	331,000	81%	N/A	100%	55,500	55,500	44,208	const. — 4Q-04 fully operational 4Q-05

Hanover Square South (4) (Richmond, VA)	69,000	68%	N/A	100%	12,300	12,300	11,415	const. — 1Q-05 fully operational 3Q-05

The Avenue Carriage Crossing (5) (Memphis, TN)	595,000	61%	Jim Wilson & Associates	100%	103,900	101,650	48,516	const. — 4Q-05 fully operational 4Q-06

Viera MarketCenter (6) (Viera, FL)	104,000	93%	N/A	100%	10,600	10,600	8,365	const. — 4Q-05 fully operational 4Q-05

San Jose MarketCenter (7) (San Jose, CA)	221,000	41%	N/A	100%	80,600	80,600	6,503	const. — 1Q-06 fully operational 4Q-06

TOTAL RETAIL	1,320,000				262,900	260,650	119,007

INDUSTRIAL
King Mill Distribution Park (8) (Atlanta, GA)	416,000	0%	Weeks Properties Group, LLC	75%	13,300	9,975	1,900	const. — 1Q-06 fully operational 3Q-06

TOTAL INDUSTRIAL	416,000				13,300	9,975	1,900

Accumulated Depreciation on Partially Operational Properties	—				—	—	(520)

TOTAL PORTFOLIO	1,787,000				$312,400	$300,125	$132,974 (9)

(1)	This schedule includes all projects currently under construction from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States. Costs are estimated costs upon completion and achievement of fully operational status. Significant estimates are required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown are estimates and are subject to change as the projects proceed through the development process.

(2)	42 of the 117 units are under non-cancelable contracts.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of March 31, 2005
($ in thousands)

(3)	The Avenue Viera (“AV”) is partially operational for financial reporting purposes and therefore, depreciation has commenced. Additionally, AV will be constructed in at least two phases. Phase 1 represents approximately 286,000 square feet. The completion date, operational date, and leased percentage in the above schedule relate only to Phase 1. Phase 2 represents approximately 45,000 square feet and is expected to open in the first quarter 2006. Total project square footage and total costs for these properties include an anticipated expansion; however, the percent leased excludes this expansion.

(4)	Hanover Square South is partially operational for financial reporting purposes and therefore, depreciation has commenced.

(5)	Jim Wilson & Associates contributed $2.25 million of equity to the entity and will share in the operations and any gain on sale of the property. Additionally, Avenue Carriage Crossing will be constructed in two phases. Phase 1 represents approximately 489,000 square feet. The completion and operational dates in the above schedule relate only to Phase 1. Phase 1 expansion and Phase 2 represent approximately 54,000 and 52,000 square feet, respectively. Total project square footage and total costs for these properties includes anticipated expansions; however, the percent leased excludes these expansions.

(6)	The Viera MarketCenter square footage includes 96,000 square feet ground leased to a tenant who is constructing its own space and will reimburse the Company for sitework costs at the end of construction. Total costs above are net of this reimbursement, although Cousins’ investment is not, since the reimbursement has not been received.

(7)	The land for San Jose MarketCenter (“SJM”) was acquired on April 1, 2005, and is not reflected in the total cost as of the end of the first quarter. Company-owned square footage and percent leased do not include 143,000 square feet that was sold to Target. The leased square footage for SJM is as of the land closing date.

(8)	Cousins’ venture partner, Weeks Properties Group, LLC, has indicated that it will exercise its option to invest up to 25% of total project equity.

(9)	Total Cousins’ Investment	$132,974
	Less Unconsolidated Projects:
	905 Juniper	(6,200)

	Consolidated projects under development	$126,774

Note:	Certain matters herein are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Current Report on Form 8-K filed on December 10, 2003. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)

	March 31	December 31,
	2005	2004
	(Unaudited)
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $140,782 in 2005 and $140,262 in 2004	$523,729	$528,551
Land held for investment or future development	72,234	29,563
Projects under development	126,774	97,472
Residential lots under development	19,786	19,860

Total properties	742,523	675,446

CASH AND CASH EQUIVALENTS	22,702	89,490
RESTRICTED CASH	2,041	1,188
NOTES AND OTHER RECEIVABLES	22,349	24,957
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	209,438	199,233
OTHER ASSETS, including goodwill of $7,891 in 2005 and 2004	31,813	36,678

TOTAL ASSETS	$1,030,866	$1,026,992

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$311,862	$302,286
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	38,970	35,226
DEFERRED GAIN	6,148	6,209
DEPOSITS AND DEFERRED INCOME	3,228	3,504

TOTAL LIABILITIES	360,208	347,225

MINORITY INTERESTS	19,062	20,017

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS’ INVESTMENT:
Preferred Stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued	100,000	100,000
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued	100,000	100,000
Common stock, $1 par value, 150,000,000 shares authorized, 53,015,176 and 52,783,791 shares issued, respectively	53,015	52,784
Additional paid-in capital	315,116	311,943
Treasury stock at cost, 2,691,582 shares	(64,894)	(64,894)
Unearned compensation	(9,279)	(10,160)
Cumulative undistributed net income	157,638	170,077

TOTAL STOCKHOLDERS’ INVESTMENT	651,596	659,750

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,030,866	$1,026,992

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of March 31, 2005

							Percent Leased
						Company's	(Fully Executed)
		Metropolitan		Rentable		Ownership	Prior Quarter		Current Quarter
	Property Description	Area	State	Square Feet		Interest	(12/31/04)		(3/31/05)
I.	OFFICE
	A. Commercial Office
	Bank of America Plaza	Atlanta		1,253,000		50.00%	100%		100%
	Inforum	Atlanta		983,000		100.00%	85%		86%
	1155 Perimeter Center West	Atlanta		365,000		50.00%	59%		63%
	One Georgia Center	Atlanta		347,000		88.50%	15%		19%
	Ten Peachtree Place	Atlanta		259,000		50.00%	100%		100%
	3100 Windy Hill Road	Atlanta		188,000		100.00%	100%		100%
	555 North Point Center East	Atlanta		152,000		100.00%	82%		84%
	615 Peachtree Street	Atlanta		138,000		100.00%	57%		59%
	200 North Point Center East	Atlanta		130,000		100.00%	43%		43%
	333 North Point Center East	Atlanta		129,000		100.00%	71%		74%
	100 North Point Center East	Atlanta		128,000		100.00%	82%		82%
	Galleria 75	Atlanta		114,000		100.00%	80%		84%
	3301 Windy Ridge Parkway	Atlanta		107,000		100.00%	100%		100%

			Georgia	4,293,000			78%		79%

	Gateway Village	Charlotte	North Carolina	1,065,000		50.00%	100%		100%

	Frost Bank Tower	Austin		529,000		90.25%	62%		69%
	The Points at Waterview	Dallas		203,000		100.00%	100%		92%

			Texas	732,000			74%		76%

	Lakeshore Park Plaza (b)	Birmingham		190,000		100.00%	96%		96%
	Grandview II	Birmingham		149,000		11.50%	92%		78%
	600 University Park Place (b)	Birmingham		123,000		100.00%	95%		95%

			Alabama	462,000			96%		95%

	Total Commercial Office			6,552,000	(d)		81	%(c)	82	%(c)

	B. Medical Office
	Emory Crawford Long Medical Office Tower	Atlanta		358,000		50.00%	98%		98%
	Meridian Mark Plaza	Atlanta		160,000		100.00%	100%		100%
	AtheroGenics	Atlanta		51,000		100.00%	100%		100%
	Inhibitex	Atlanta		51,000		100.00%	100	%(a)	100	%(a)

			Georgia	620,000			99	%(c)	99	%(c)

	Presbyterian Medical Plaza at University	Charlotte	North Carolina	69,000		11.50%	100%		100%

	Total Medical Office			689,000			99	%(c)	99	%(c)

	TOTAL OFFICE			7,241,000	(d)		82	%(c)	83	%(c)

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of March 31, 2005

							Percent Leased
						Company's	(Fully Executed)
		Metropolitan		Rentable		Ownership	Prior Quarter		Current Quarter
	Property Description	Area	State	Square Feet		Interest	(12/31/04)		(3/31/05)
II.	RETAIL
	North Point MarketCenter	Atlanta		401,000		11.50%	100%		100%
	The Avenue East Cobb	Atlanta		230,000		100.00%	96%		95%
	The Avenue West Cobb	Atlanta		205,000		100.00%	96%		99%
	The Avenue Peachtree City	Atlanta		182,000		88.50%	99	%(e)	99	%(e)
	Mansell Crossing Phase II	Atlanta		103,000		11.50%	100%		100%

			Georgia	1,121,000			97%		98%

	The Avenue of the Peninsula	Rolling Hills Estates		374,000		100.00%	84%		91%
	San Jose MarketCenter	San Jose		221,000		100.00%	N/A		41	%(a)
	Los Altos MarketCenter	Long Beach		157,000		11.50%	100%		100%

			California	752,000			85%		92	%(c)

	The Avenue Carriage Crossing (b)	Memphis	Tennessee	595,000		100.00%	51	%(a,g)	61	%(a,g)

	The Avenue Viera	Viera		331,000		100.00%	79	% (a,g)	81	% (a,g)
	Viera MarketCenter	Viera		104,000		100.00%	93	%(a)	93	%(a)
	The Shops at World Golf Village	St. Augustine		80,000		50.00%	72%		74%

			Florida	515,000			72	%(c)	74	%(c)

	Greenbrier MarketCenter	Chesapeake		376,000		11.50%	100%		100%
	Hanover Square South	Richmond		69,000		100.00%	35	%(a)	68	%(a)

			Virginia	445,000			100	%(c)	100	%(c)

	TOTAL RETAIL			3,428,000	(f)		92	%(c)	95	%(c)

	TOTAL PORTFOLIO			10,669,000			84	%(c)	85	%(c)

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of March 31, 2005

		Company	Weighted	Percent Leased
		Share of	Average	(Fully Executed)
	Rentable	Rentable	Ownership	Prior Quarter		Current Quarter
	Square Feet	Square Feet	%	(12/31/04)		(3/31/05)
SUMMARY BY TYPE
Commercial Office	6,552,000	4,858,000	62%	81%		82%
Medical Office	689,000	449,000	6%	99%		99%

Subtotal	7,241,000	5,307,000	68%	82%		83%
Retail	3,428,000	2,449,000	32%	92%		95%

TOTAL	10,669,000	7,756,000	100%	84	%(c)	85	%(c)

SUMMARY BY STATE
Georgia	6,034,000	4,410,000	57%	83%		84%
North Carolina	1,134,000	540,000	7%	100%		100%
California	752,000	613,000	8%	85%		92%
Texas	732,000	681,000	9%	74%		76%
Tennessee	595,000	595,000	8%	N/A	(c)	N/A	(c)
Florida	515,000	475,000	6%	72%		74%
Alabama	462,000	330,000	4%	96%		95%
Virginia	445,000	112,000	1%	100%		100%

	10,669,000	7,756,000	100%	84	%(c)	85	%(c)

(a)	Under construction and/or in lease up.

(b)	This project is owned through a joint venture with a third party, and a portion of the upside is shared with the other venturer.

(c)	Total leased percentage (weighted by ownership) of completed projects excluding projects under construction and/or in lease-up.

(d)	The Company has an effective 9.80% ownership interest in 191 Peachtree Tower, a 1.2 million square foot office building in Atlanta, Georgia, subject to a preference in favor of the majority owner. The Company has not recognized any income from this property to date and is excluding this property from the portfolio listing.

(e)	This property is subject to a contractual participation in which a portion of the upside is shared with a third party. Also, an expansion of 13,000 square feet is currently under construction and lease-up. The expansion space is included in the rentable square feet for the property, but excluded from the percent leased calculations.

(f)	The Company has a 10% interest in Deerfield Towne Center, a 371,000 square foot retail project that is partially operational and in lease-up in Deerfield, Ohio. The Company has no capital invested in the project, but is entitled to receive 10% of the operating income and 10% of any residuals upon sale.

(g)	Total project square footage for these properties includes anticipated expansions however, the percent leased excludes these expansions.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET
As of March 31, 2005

	Percentage of Total Portfolio	Average Remaining
Tenant (1)	at the Company's Share (2)	Lease Term (Years)
1. Bank of America	12.2%	9.6
2. BellSouth	4.4%	4.5
3. IBM	2.9%	1.7
4. Georgia Lottery Corporation	2.0%	8.3
5. Internap Network Services	1.9%	13.9
6. AGL Services Company	1.8%	8.0
7. Troutman Sanders LLP	1.8%	15.2
8. Infinity Insurance Company	1.7%	0.1
9. Indus International, Inc.	1.7%	7.0
10. Ernst & Young U.S. LLP	1.7%	2.1
11. Bombardier Aerospace Corporation	1.5%	7.9
12. Mirant Corporation	1.5%	1.7
13. Emory University	1.2%	11.9
14. The Gap Inc.	1.0%	2.0
15. Graves Dougherty	1.0%	9.8
16. Turner Broadcasting System, Inc.	0.9%	1.2
17. Sapient Corporation	0.9%	4.2
18. Paul Hastings	0.9%	7.6
19. Regal Cinemas, Inc.	0.9%	10.1
20. KIDS II, Inc.	0.8%	10.8
21. AtheroGenics	0.8%	3.9
22. Northside Hospital	0.8%	8.0
23. Hunton & Williams LLP	0.7%	3.9
24. The Frost National Bank	0.7%	9.1
25. Winstead Sechrest	0.7%	9.2

Total leased square feet of Top 25 Largest Tenants	46.4%	7.2

(1)	In some cases, the actual tenant may be an affiliate of the company shown.

(2)	Percentages are based on square footage amounts of completed projects only.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1) and Residential Communities (2))
As of March 31, 2005

					Company’s
		Developable		Joint Venture	Ownership
Description and Location	Zoned Use	Land Area (3)		Partner	Interest
Wildwood Office Park	Office and Commercial	48		N/A	100%
Suburban Atlanta, GA	Office and Commercial	33		IBM	50%

North Point Land (4)
Suburban Atlanta, GA	Office and Commercial-East Side	13		N/A	100%
(Georgia Highway 400 & Haynes Bridge Road)	Mixed Use-West Side	85		N/A	100%

50 Biscayne Boulevard
Miami, FL	Mixed Use	1		N/A	100%

Salem Road Station
Suburban Atlanta, GA	Retail Outparcel	2		N/A	100%

The Avenue West Cobb
Suburban Atlanta, GA	Commercial	8		N/A	100%

The Avenue Viera
Viera, FL	Retail Outparcels	3		N/A	100%

Hanover Square
Richmond, VA	Retail Outparcels	11	(6)	N/A	100%

Austin Research Park				CommonWealth Pacific
Austin, TX	Commercial	6		LLC and CalPERS	50%

505 & 511 Peachtree Street
Atlanta, GA	Mixed Use	1		N/A	100%

3280 Peachtree Street I & II
Atlanta, GA	Mixed Use	9		N/A	100%

Handy Road Associates, LLC				Handy Road
Suburban Atlanta, GA	Agricultural (5)	1,187		Managers, LLC	50%

King Mill Distribution Park
Atlanta, GA	Industrial	155		N/A (7)	100%

Total Acres Owned		1,562

Temco Associates				Temple-Inland
Suburban Atlanta, GA	Residential and Commercial	See Note (9)		Inc. (8)	50%

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1) and Residential Communities (2))
As of March 31, 2005

(1)	The following properties include adjacent building pads. The aggregate cost of these pads is included in Operating Properties in the Company’s consolidated financial statements or the applicable joint venture’s financial statements. The square footage of potential office buildings which could be built on the land is as follows:

	Ownership
	Interest	Square Footage
Ten Peachtree Place	50%	400,000
One Georgia Center	100%	300,000
The Points at Waterview	100%	60,000

(2)	Certain residential communities have adjacent land either owned or under option that is intended to be sold to third parties in large tracts for residential, multi-family or commercial development. See the Inventory of Residential Lots Under Development schedule for a detail of such land.

(3)	Rounded to nearest acre, based upon management’s current estimates.

(4)	The North Point property is located both east and west of Georgia Highway 400. The land located east of Georgia Highway 400 is near North Point Mall, a 1.3 million square foot regional mall on a 100-acre site which the Company sold in 1988. Development had been mainly concentrated on the land located east of Georgia Highway 400, until July 1998 when the Company commenced construction of the first building, AtheroGenics, on the west side. The land on the west side has been rezoned to mixed use to include residential as well as office and commercial. The Company sold approximately 14 and 70 acres of land on the west side in the three-months ended March 31, 2005 and the year ended December 31, 2004, respectively. The Company began construction on approximately 5 acres of land during the year ended December 31, 2004.

(5)	Current zoning allows large lot residential development.

(6)	Includes 5.64 acres of excess land reclassified from projects under development.

(7)	Weeks Properties Group, LLC has the option to invest up to 25% of total project equity on the future development of this land.

(8)	Joint venture partner is an affiliate of the entity shown.

(9)	Temco Associates has an option through March 2006, with no carrying costs, to acquire the fee simple interest in approximately 6,400 acres in Paulding County, Georgia (northwest of Atlanta, Georgia). The partnership also has an option to acquire interests in a timber rights only lease covering approximately 22,000 acres. This option also expires in March 2006, with the underlying lease expiring in 2025. The options may be exercised in whole or in part over the option period, and the option price of the fee simple land was $1,243 per acre at January 1, 2005, escalating at 6% on January 1 of each succeeding year during the term of the option. The following is a detail of acreage activity:

	Three Months
	Ended	Year Ended December 31,
	3/31/2005	2004	2003	2002
Acres purchased and simultaneously sold	27	161	97	607
Acres purchased and held under option for third parties	—	—	—	78
Acres held under option or for sale or future development subsequently sold	—	149	10	—
Acres purchased by Temco for residential developments	—	472	21	910
Acres purchased for sale or future development	—	—	149	—

Total option acres exercised	27	782	277	1,595

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of March 31, 2005

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Additional
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Land
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	(acres) (2)
Cousins Real Estate Corporation (100% owned)

The Lakes at Cedar Grove	2001	10	906	108	0	0	473	433	118
Fulton County
Suburban Atlanta, GA
Longleaf at Callaway (3)	2002	4	138	28	9	9	69	69	0
Harris County
Pine Mountain, GA
River’s Call	1999	10	107	53	2	2	54	53	0
East Cobb County
Suburban Atlanta, GA

Total 100% owned			1,151	189	11	11	596	555	118

Temco Associates (50% owned) (4)

Bentwater	1998	9	1,673	43	63	63	1,458	215	0
Paulding County
Suburban Atlanta, GA
The Georgian (75% owned)	2003	10	1,386	196	20	20	162	1,224	0
Paulding County
Suburban Atlanta, GA
Seven Hills at Bentwater	2003	7	995	200	35	35	185	810	1,047
Paulding County
Suburban Atlanta, GA
Happy Valley (50% owned)	2004	4	399	0	0	0	0	399	0
Paulding County
Suburban Atlanta, GA
Paul Harris Estates	2004	4	27	20	0	0	7	20	0
Paulding County
Suburban Atlanta, GA

Total Temco			4,480	459	118	118	1,812	2,668	1,047

CL Realty, LLC (50% owned) (4)

Long Meadow Farms (37.5% owned)	2003	10	2,711	186	21	21	131	2,580	134
Fort Bend County
Houston, TX
Summer Creek Ranch	2003	9	2,445	222	25	25	502	1,943	374
Tarrant County
Fort Worth, TX

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of March 31, 2005

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Additional
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Land
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	(acres) (2)
CL Realty, LLC, continued
Bar C Ranch	2004	8	1,180	0	0	0	0	1,180	0
Tarrant County
Forth Worth, TX
Summer Lakes	2003	5	1,144	0	0	0	0	1,144	50
Fort Bend County
Rosenberg, TX
Southern Trails (80% owned)	2005	6	1,105	0	0	0	0	1,105	125
Brazoria County
Pearland, TX
Stonebridge (10% owned)	2003	4	619	86	20	20	193	426	0
Coweta County
Newnan, GA
McKinney Village Park (60% owned)	2003	4	587	26	40	40	160	427	8
Collin County
McKinney, TX
Manatee River Plantation	2003	5	457	103	44	44	132	325	0
Manatee County
Tampa, FL
Stillwater Canyon	2003	5	336	23	11	11	96	240	0
Dallas County
DeSota, TX
Creekside Oaks	2003	5	305	0	37	37	77	228	0
Manatee County
Bradenton, FL
McKinney Village Park North (75% owned)	2005	4	194	0	0	0	0	194	23
Collin County
McKinney, TX
Hidden Lakes	2003	2	89	19	0	0	70	19	0
Tarrant County
Keller, TX
Gardinier Estates	2004	7	86	0	0	0	0	86	0
Hillsborough County
Tampa, FL

Total CL Realty			11,258	665	198	198	1,361	9,897	714

Total			16,889	1,313	327	327	3,769	13,120	1,879

Company Share of Total			7,369	624	143	143	2,002	5,367	940

Company Weighted Average Ownership			44%	48%	44%	44%	53%	41%	50%

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of March 31, 2005

(1)	This estimate represents the total projected development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	This estimate represents the acreage on both owned land and land under option that is intended to be sold to third parties in large tracts for residential, multi-family or commercial development.

(3)	Longleaf at Callaway lots are sold to a home building venture, of which Cousins Real Estate Corporation (“CREC”) is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of March 31, 2005, 38 houses have been sold.

(4)	CREC owns 50% of Temco Associates and CL Realty, LLC (“CL Realty”). See the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for a description of Temco Associates and CL Realty.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2005

OFFICE

As of March 31, 2005, the Company’s office portfolio included 19 commercial office buildings. The weighted average remaining lease term of these office buildings was approximately seven years as of March 31, 2005. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2014
										&
	2005	2006	2007	2008	2009	2010	2011	2012	2013	Thereafter	Total
Wholly Owned:
Square Feet Expiring (1)	250,967	385,300	119,443	179,113	418,275	104,925	104,407	130,724	230,462	260,373	2,183,989 (2)
% of Leased Space	11%	18%	5%	8%	19%	5%	5%	6%	11%	12%	100%
Annual Contractual Rent (000’s) (3)	$3,946	$5,861	$2,176	$2,725	$6,240	$1,719	$1,596	$2,190	$3,717	$6,322	$36,492
Annual Contractual Rent/Sq. Ft. (3)	$15.72	$15.21	$18.22	$15.21	$14.92	$16.39	$15.28	$16.76	$16.13	$24.28	$16.71

Joint Venture:
Square Feet Expiring (1)	9,375	46,926	433,181	54,544	188,780	77,393	6,478	672,238	240,318	1,625,298	3,354,531 (4)
% of Leased Space	0%	1%	13%	2%	6%	2%	0%	20%	7%	49%	100%
Annual Contractual Rent (000’s) (3)	$100	$818	$8,286	$931	$3,588	$1,120	$84	$18,067	$4,240	$34,158	$71,392
Annual Contractual Rent/Sq. Ft. (3)	$10.69	$17.44	$19.13	$17.08	$19.01	$14.47	$12.91	$26.88	$17.64	$21.02	$21.28

Total (including only Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	255,190	409,206	339,988	193,565	512,292	133,395	109,304	470,976	356,070	1,208,650	3,988,636
% of Leased Space	6%	10%	9%	5%	13%	3%	3%	12%	9%	30%	100%
Annual Contractual Rent (000’s) (3)	$3,969	$6,246	$6,361	$2,925	$8,045	$2,121	$1,671	$11,281	$5,837	$26,773	$75,229
Annual Contractual Rent/Sq. Ft. (3)	$15.55	$15.26	$18.71	$15.11	$15.70	$15.90	$15.29	$23.95	$16.39	$22.15	$18.86

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Rentable square feet leased as of March 31, 2005 out of approximately 2,585,000 total rentable square feet.

(3)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(4)	Rentable square feet leased as of March 31, 2005 out of approximately 3,967,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2005

MEDICAL OFFICE

As of March 31, 2005, the Company’s medical office portfolio included four medical office buildings, excluding the property currently under construction. The weighted average remaining lease term of these medical office properties was approximately seven years as of March 31, 2005. The medical office properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2014
										&
	2005	2006	2007	2008	2009	2010	2011	2012	2013	Thereafter	Total
Wholly Owned:
Square Feet Expiring	—	1,464	18,588	34,141	84,505	1,887	2,916	—	67,721	—	211,222 (1)
% of Leased Space	0%	1%	9%	16%	40%	1%	1%	0%	32%	0%	100%
Annual Contractual Rent (000’s) (2)	$—	$30	$397	$773	$1,773	$34	$67	$—	$1,473	$—	$4,547
Annual Contractual Rent/Sq. Ft. (2)	$—	$20.22	$21.34	$22.65	$20.98	$17.83	$23.10	$—	$21.75	$—	$21.52

Joint Venture:
Square Feet Expiring	3,445	—	68,996	1,178	35,041	6,664	14,735	83,128	25,416	181,920	420,523 (3)
% of Leased Space	1%	0%	16%	0%	8%	2%	4%	20%	6%	43%	100%
Annual Contractual Rent (000’s) (2)	$56	$—	$1,263	$24	$767	$144	$359	$1,730	$545	$4,484	$9,372
Annual Contractual Rent/Sq. Ft. (2)	$16.40	$—	$18.31	$20.01	$21.88	$21.60	$24.37	$20.81	$21.42	$24.65	$22.28

Total (including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	396	1,464	43,555	34,730	102,026	5,219	10,284	25,970	80,429	90,960	395,033
% of Leased Space	0%	0%	11%	9%	26%	1%	3%	7%	20%	23%	100%
Annual Contractual Rent (000’s) (2)	$6	$30	$869	$785	$2,156	$106	$247	$568	$1,745	$2,242	$8,754
Annual Contractual Rent/Sq. Ft. (2)	$16.40	$20.22	$19.95	$22.61	$21.13	$20.24	$24.01	$21.85	$21.70	$24.65	$22.16

(1)	Rentable square feet leased as of March 31, 2005 out of approximately 211,000 total rentable square feet.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Rentable square feet leased as of March 31, 2005 out of approximately 427,000 total rentable square feet.

Page 2of 3

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2005

RETAIL

As of March 31, 2005, the Company’s retail portfolio included nine retail properties, excluding all properties currently under construction and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately seven years as of March 31, 2005. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2014
										&
Retail	2005	2006	2007	2008	2009	2010	2011	2012	2013	Thereafter	Total
Wholly Owned:
Square Feet Expiring	85,029	67,925	16,068	11,796	32,431	119,487	35,461	18,004	99,313	277,324	762,838 (1)
% of Leased Space	11%	9%	2%	2%	4%	16%	5%	2%	13%	36%	100%
Annual Contractual Rent (000’s) (2)	$1,320	$1,409	$217	$349	$976	$2,677	$634	$564	$2,169	$5,882	$16,197
Annual Contractual Rent/Sq. Ft. (2)	$15.52	$20.75	$13.49	$29.56	$30.11	$22.41	$17.89	$31.35	$21.84	$21.21	$21.23

Joint Venture:
Square Feet Expiring	55,623	162,790	81,560	55,721	58,379	105,451	141,969	235,511	51,751	314,109	1,262,864 (3)
% of Leased Space	4%	13%	6%	4%	5%	8%	11%	19%	4%	26%	100%
Annual Contractual Rent (000’s) (2)	$809	$2,167	$1,751	$1,106	$1,083	$1,231	$2,203	$3,735	$1,084	$5,109	$20,278
Annual Contractual Rent/Sq. Ft. (2)	$14.55	$13.31	$21.47	$19.84	$18.56	$11.67	$15.52	$15.86	$20.95	$16.26	$16.06

Total (including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	94,093	106,875	49,749	52,855	46,204	134,403	59,815	77,382	120,569	317,639	1,059,584
% of Leased Space	9%	10%	5%	5%	4%	13%	6%	7%	11%	30%	100%
Annual Contractual Rent (000’s) (2)	$1,463	$2,139	$988	$1,176	$1,293	$2,868	$1,123	$1,730	$2,632	$6,524	$21,936
Annual Contractual Rent/Sq. Ft. (2)	$15.55	$20.01	$19.85	$22.25	$28.00	$21.34	$18.77	$22.36	$21.83	$20.54	$20.70

(1)	Gross leasable area leased as of March 31, 2005 out of approximately 809,000 total gross leasable area.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Gross leasable area leased as of March 31, 2005 out of approximately 1,286,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

	RECONCILIATIONS	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st

(A)	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
	PROPERTY ACQUISITION AND DEVELOPMENT EXPENDITURES
	PER CASH FLOWS FROM INVESTING ACTIVITIES	126,382	76,127	98,694	38,613	54,499	44,937	35,124	173,173	71,438
	ADDITIONS TO PROJECTS UNDER CONSTRUCTION, NET	(74,539)	(58,504)	(86,431)	(22,687)	(38,946)	(25,544)	(21,864)	(109,041)	(25,044)
	ADDITIONS TO LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT	(18,288)	(2,899)	(2,742)	(2,515)	(13,387)	(371)	(5,213)	(21,486)	(42,690)
	PROPERTY ACQUISITIONS	0	0	0	(11,415)	0	0	0	(11,415)	0
	1ST GENERATION TI & LEASING FEES	(22,080)	(4,722)	(1,018)	(724)	(936)	(11,520)	(3,335)	(16,515)	(1,165)
	FURNITURE & FIXTURES	(6,916)	(2,002)	(1,510)	(407)	(578)	(217)	(1,793)	(2,995)	(486)

	CONSOLIDATED SECOND GENERATION RELATED COSTS	4,559	8,000	6,993	865	652	7,285	2,919	11,721	2,053
	SHARE OF JOINT VENTURE 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	1,514	4,988	7,514	(126)	1,035	1,813	4,815	7,537	154

	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	6,073	12,988	14,507	739	1,687	9,098	7,734	19,258	2,207

	TOTAL BY TYPE:
	SECOND GENERATION LEASING RELATED COSTS	3,582	11,804	13,347	1,166	1,574	8,912	7,558	19,210	2,143
	SECOND GENERATION BUILDING IMPROVEMENTS	2,491	1,184	1,160	(427)	113	186	176	48	64

		6,073	12,988	14,507	739	1,687	9,098	7,734	19,258	2,207

	TOTAL BY SEGMENT:
	OFFICE:
	SECOND GENERATION LEASING RELATED COSTS	3,292	11,348	12,357	1,143	1,567	8,848	7,324	18,882	2,073
	SECOND GENERATION BUILDING IMPROVEMENTS	2,484	888	938	(452)	113	176	133	(30)	64

		5,776	12,236	13,295	691	1,680	9,024	7,457	18,852	2,137

	RETAIL:
	SECOND GENERATION LEASING RELATED COSTS	290	456	992	23	7	64	234	328	70
	SECOND GENERATION BUILDING IMPROVEMENTS	7	296	220	25	0	10	43	78	0

		297	752	1,212	48	7	74	277	406	70

		6,073	12,988	14,507	739	1,687	9,098	7,734	19,258	2,207

(B)	ADJUSTED DEBT:

	CONSOLIDATED DEBT	585,275	669,792	497,981	533,082	495,268	313,208	302,286	302,286	311,862
	SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	275,913	265,854	285,657	294,090	291,663	200,584	135,764	135,764	135,929

	TOTAL DEBT INCLUDING SHARE OF JV’S	861,188	935,646	783,638	827,172	786,931	513,792	438,050	438,050	447,791
	SHARE OF CHARLOTTE GATEWAY VILLAGE DEBT (1)	(94,685)	(90,766)	(86,588)	(85,542)	(84,397)	(83,275)	(82,135)	(82,135)	(80,976)

	ADJUSTED DEBT	766,503	844,880	697,050	741,630	702,534	430,517	355,915	355,915	366,815

	RECOURSE DEBT	154,018	160,443	20,697	57,555	101,269	50,365	50,238	50,238	60,911
	NON-RECOURSE DEBT	612,485	684,437	676,353	684,075	601,265	380,152	305,677	305,677	305,904

	ADJUSTED DEBT	766,503	844,880	697,050	741,630	702,534	430,517	355,915	355,915	366,815

(1)	The Charlotte Gateway Village (“Gateway”) debt is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. The Gateway debt is also excluded from debt and coverage ratios for purposes of the bank covenants pertaining to the Company’s credit facility.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS		2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st

(C)	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
	CONSOLIDATED INTEREST EXPENSE	17,852	27,041	22,576	4,719	4,444	2,753	2,707	14,623	2,781
	DISCONTINUED OPERATIONS INTEREST EXPENSE	9,758	10,382	9,459	2,017	2,011	1,780	62	5,870	0
	SHARE OF JOINT VENTURE INTEREST EXPENSE	13,936	13,208	13,739	3,519	3,660	2,989	995	11,163	708

	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)	41,546	50,631	45,774	10,255	10,115	7,522	3,764	31,656	3,489

(D)	FIXED CHARGES:
	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV’S)	41,546	50,631	45,774	10,255	10,115	7,522	3,764	31,656	3,489
	PRINCIPAL PAYMENTS:
	CONSOLIDATED	5,721	7,632	6,862	1,789	1,748	1,637	1,386	6,560	1,344
	SHARE OF JOINT VENTURES	4,696	6,140	6,345	1,697	1,800	1,377	383	5,257	400
	GROUND LEASE PAYMENTS:
	CONSOLIDATED	613	839	587	87	134	142	130	493	153
	SHARE OF JOINT VENTURES	12	12	12	3	3	3	3	12	3

	TOTAL FIXED CHARGES (excluding Preferred Dividends)	52,588	65,254	59,580	13,831	13,800	10,681	5,666	43,978	5,389
	PREFERRED STOCK DIVIDENDS	0	0	3,358	1,938	1,937	1,937	2,230	8,042	3,813

	TOTAL FIXED CHARGES (including Preferred Dividends)	52,588	65,254	62,938	15,769	15,737	12,618	7,896	52,020	9,202

(E)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:

	RENTAL PROPERTY REVENUES	94,281	97,290	101,389	28,750	26,386	23,410	22,556	101,102	23,858
	RENTAL PROPERTY OPERATING EXPENSES	(30,505)	(30,613)	(32,674)	(8,751)	(8,456)	(8,200)	(8,407)	(33,814)	(9,124)

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	63,776	66,677	68,715	19,999	17,930	15,210	14,149	67,288	14,734

(F)	INCOME FROM DISCONTINUED OPERATIONS:
	RENTAL PROPERTY REVENUES	51,188	71,382	67,462	7,949	7,699	7,466	574	23,688	75
	RENTAL PROPERTY OPERATING EXPENSES	(13,480)	(18,523)	(14,821)	(2,858)	(2,279)	(2,602)	(189)	(7,928)	(7)

	TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	37,708	52,859	52,641	5,091	5,420	4,864	385	15,760	68
	INTEREST EXPENSE	(9,758)	(10,382)	(9,459)	(2,017)	(2,011)	(1,780)	(62)	(5,870)	0
	MINORITY INTEREST EXPENSE	(2,063)	(1,710)	(624)	0	0	0	0	0	0
	MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	(605)	(605)	0
	PROVISION FOR INCOME TAXES	(136)	(139)	0	0	0	0	0	0	0

	FUNDS FROM OPERATIONS	25,751	40,628	42,558	3,074	3,409	3,084	(282)	9,285	68

	DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(11,862)	(18,085)	(14,678)	(2,318)	(1,879)	(1,057)	(44)	(5,298)	0

	INCOME FROM DISCONTINUED OPERATIONS	13,889	22,543	27,880	756	1,530	2,027	(326)	3,987	68

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS		2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st

(G)	SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY	51,422	56,435	57,219	13,760	16,252	12,227	6,770	49,009	6,257
	INTEREST EXPENSE	(13,936)	(13,208)	(13,739)	(3,499)	(3,623)	(2,950)	(956)	(11,028)	(670)
	LOSS ON EXTINGUISHMENT OF DEBT	0	0	0	0	0	0	(3,250)	(3,250)	0
	OTHER, NET	144	43	230	873	(21)	(55)	(6)	791	(28)
	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(53)	(9)	(34)	(10)	(8)	(11)	(6)	(35)	(4)
	IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY — JOINT VENTURE	0	0	(1,536)	0	0	0	(209)	(209)	0

	FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT AND TRACT SALES, NET OF COS	37,577	43,261	42,140	11,124	12,600	9,211	2,343	35,278	5,555

	RESIDENTIAL LOT AND TRACT FFO	1,720	1,949	3,744	2,657	1,425	1,866	2,882	8,830	1,749

	FUNDS FROM OPERATIONS	39,297	45,210	45,884	13,781	14,025	11,077	5,225	44,108	7,304

	DEPRECIATION & AMORTIZATION OF REAL ESTATE	(16,400)	(18,540)	(21,265)	(4,725)	(4,829)	(3,701)	(2,625)	(15,880)	(2,477)

	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	99,300	76,965	176,265	348

	NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	22,897	26,670	24,619	9,056	9,196	106,676	79,565	204,493	5,175

(H)	CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
	RESIDENTIAL LOT AND OUTPARCEL SALES — WHOLLY OWNED:
	TRACT SALES	0	547	600	0	0	0	0	0	0
	LOT SALES	6,682	8,579	12,345	3,888	4,366	3,341	5,105	16,700	1,611

	TOTAL RESIDENTIAL AND OUTPARCEL SALES	6,682	9,126	12,945	3,888	4,366	3,341	5,105	16,700	1,611

	RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — WHOLLY-OWNED:
	TRACT COST OF SALES	0	352	480	0	0	0	0	0	0
	LOT COST OF SALES	5,910	6,957	9,542	2,490	3,178	2,219	4,120	12,007	1,119

	TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	5,910	7,309	10,022	2,490	3,178	2,219	4,120	12,007	1,119

	TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	2,011	2,143	7,270	1,967	1,267	8,836	17,557	29,627	6,766

	RESIDENTIAL LOT AND OUTPARCEL SALES, NET -WHOLLY OWNED	2,783	3,960	10,193	3,365	2,455	9,958	18,542	34,320	7,258

	SUMMARY:
	TRACT SALES NET OF COS — WHOLLY OWNED	2,011	2,338	7,390	1,967	1,267	8,836	17,557	29,627	6,766
	LOT SALES NET OF COS — WHOLLY OWNED	772	1,622	2,803	1,398	1,188	1,122	985	4,693	492

	TOTAL WHOLLY OWNED SALES, NET	2,783	3,960	10,193	3,365	2,455	9,958	18,542	34,320	7,258

	SHARE OF UNCONSOLIDATED JOINT VENTURES:
	TRACT SALES LESS COST OF SALES	1,098	671	472	991	80	937	227	2,235	82
	LOT SALES LESS COST OF SALES	645	1,281	3,428	1,724	1,389	1,011	2,826	6,950	1,791
	INTEREST EXPENSE	0	0	0	(20)	(37)	(39)	(39)	(135)	(38)
	OTHER — JOINT VENTURE	(23)	(3)	(156)	(38)	(7)	(43)	(132)	(220)	(86)

	TRACT AND LOT SALES, NET — SHARE OF JOINT VENTURES	1,720	1,949	3,744	2,657	1,425	1,866	2,882	8,830	1,749

	TOTAL RESIDENTIAL LOT/TRACT FFO	4,503	5,909	13,937	6,022	3,880	11,824	21,424	43,150	9,007

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st

(I) DEPRECIATION AND AMORTIZATION:
REAL ESTATE RELATED:
CONSOLIDATED	30,624	34,154	36,966	9,857	8,084	7,676	8,962	34,579	8,731
DISCONTINUED OPERATIONS	11,862	18,085	14,678	2,318	1,879	1,057	44	5,298	0

	42,486	52,239	51,644	12,175	9,963	8,733	9,006	39,877	8,731
SHARE OF JOINT VENTURES	16,400	18,540	21,265	4,725	4,829	3,701	2,625	15,880	2,477

TOTAL REAL ESTATE RELATED	58,886	70,779	72,909	16,900	14,792	12,434	11,631	55,757	11,208

NON-REAL ESTATE RELATED:
CONSOLIDATED	2,166	2,148	2,511	635	700	659	658	2,652	678
DISCONTINUED OPERATIONS	0	0	0	0	0	0	0	0	0

	2,166	2,148	2,511	635	700	659	658	2,652	678
SHARE OF JOINT VENTURES	53	9	34	10	8	11	6	35	66

TOTAL NON-REAL ESTATE RELATED	2,219	2,157	2,545	645	708	670	664	2,687	744

TOTAL DEPRECIATION AND AMORTIZATION	61,105	72,936	75,454	17,545	15,500	13,104	12,295	58,444	11,952

SUMMARY:
CONSOLIDATED	32,790	36,302	39,477	10,492	8,784	8,335	9,620	37,231	9,409
DISCONTINUED OPERATIONS	11,862	18,085	14,678	2,318	1,879	1,057	44	5,298	0

	44,652	54,387	54,155	12,810	10,663	9,392	9,664	42,529	9,409
SHARE OF JOINT VENTURES	16,453	18,549	21,299	4,735	4,837	3,712	2,631	15,915	2,543

TOTAL DEPRECIATION AND AMORTIZATION	61,105	72,936	75,454	17,545	15,500	13,104	12,295	58,444	11,952

MINORITY INTEREST’S SHARE OF DEPRECIATION AND AMORTIZATION	(95)	0	0	0	0	0	0	0	0

TOTAL DEPRECIATION & AMORTIZATION,
NET OF MINORITY INTERESTS’ SHARE	61,010	72,936	75,454	17,545	15,500	13,104	12,295	58,444	11,952

SUMMARY BY TYPE:
REAL ESTATE RELATED:
BUILDING (INCLUDING TENANT FIRST GENERATION):
CONSOLIDATED	38,522	49,913	48,627	11,568	9,217	8,107	8,349	37,241	7,934
SHARE OF JOINT VENTURES	15,656	17,762	19,709	4,152	4,214	2,911	2,352	13,629	2,154

	54,178	67,675	68,336	15,720	13,431	11,018	10,701	50,870	10,088

TENANT SECOND GENERATION:
CONSOLIDATED	3,964	2,326	3,017	607	746	626	657	2,636	797
SHARE OF JOINT VENTURES	744	778	1,556	573	615	790	273	2,251	323

	4,708	3,104	4,573	1,180	1,361	1,416	930	4,887	1,120

TOTAL REAL ESTATE RELATED	58,886	70,779	72,909	16,900	14,792	12,434	11,631	55,757	11,208

NON-REAL ESTATE RELATED:
FURNITURE, FIXTURES AND EQUIPMENT:
CONSOLIDATED	1,485	2,122	2,485	643	695	655	654	2,647	674
SHARE OF JOINT VENTURES	53	9	34	10	8	11	6	35	66

	1,538	2,131	2,519	653	703	666	660	2,682	740

GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
CONSOLIDATED	681	26	26	(8)	5	4	4	5	4
SHARE OF JOINT VENTURES	0	0	0	0	0	0	0	0	0

	681	26	26	(8)	5	4	4	5	4

TOTAL NON-REAL ESTATE RELATED	2,219	2,157	2,545	645	708	670	664	2,687	744

TOTAL DEPRECIATION & AMORTIZATION	61,105	72,936	75,454	17,545	15,500	13,104	12,295	58,444	11,952

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES

     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s Web site, www.cousinsproperties.com.

     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.

     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.

     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Charlotte Gateway Village, L.L.C. (“Gateway”). The Company excludes Gateway debt as it is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. The Gateway debt is also excluded from debt and coverage ratios for purposes of the bank covenants pertaining to the Company’s credit facility. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.

     “Fixed Charge Coverage Ratio” is defined as FFO plus those fixed charges which have been expensed in calculating FFO (“FFO Plus Expensed Fixed Charges”), divided by fixed charges. Fixed charges is the sum of interest expense, principal amortization under mortgage notes payable, ground lease rental payments and preferred stock dividends. Fixed charges include the Company’s share of fixed charges for unconsolidated joint ventures, with Gateway expenses excluded, as discussed above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt or capital.

     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. Effective January 1, 2003, the Company adopted the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES

stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.

     “Interest Expense Coverage Ratio” is defined as the ratio of FFO plus consolidated interest expense (“FFO Before Interest”) divided by consolidated interest expense. Consolidated interest expense is the sum of the Company’s interest expense plus its share of interest expense for unconsolidated joint ventures. The Company’s share of interest expense for Gateway has been excluded in accordance with the discussion under “Adjusted Debt” above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.

     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES

     “Same-Property Growth” represents the percentage change in Adjusted Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Adjusted Rental Property Revenues is defined as rental property revenues, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.

     “Value Creation” is defined as the value or sales price of a property less any applicable closing costs and less the GAAP cost of the property before deducting accumulated depreciation and excluding any straight-line rent receivable, all as of the measurement date. Where the ownership entity is a venture, the Company’s share of these items is used in these calculations. Value Creation is useful in determining the economic gain or loss inherent in a property. For example, to the extent that GAAP depreciation is recorded against an asset when the asset has in fact appreciated, it is helpful to eliminate this portion of the GAAP gain in order to reflect the true economic gain. As such, Value Creation is useful to investors as a measure of a company’s ability to create value by developing or acquiring an investment which has a fair market value in excess of the cost incurred by the company to create the investment. Company management considers Value Creation a key objective and core competency of the Company and uses this as an additional measure in assessing performance of the Company and its officers and employees.